UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 12, 2006

Cash Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31955	870398535
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7350 Dean Martin Drive, Suite 309, Las Vegas, Nevada		89139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-987-7169

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 10, 2006, the Board of Directors of Cash Systems, Inc. (the
"Company"), acting pursuant to authority granted by the Company's Bylaws, elected Don R. Kornstein as a new director.

The newly elected director was not named as a director pursuant to any arrangement or understanding with any third person. There is not currently, nor has there been in the past, any transaction with the Company or any of its subsidiaries or affiliates in which Mr. Kornstein has or had a direct or an indirect material interest.

The full text of the press release announcing the election of the director is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current
Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Exhibits:

99.1 Press Release dated July 12, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cash Systems, Inc.

July 12, 2006	By:	Andrew Cashin

Name: Andrew Cashin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 12, 2006